UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2011
SoundBite Communications, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33790	04-3520763
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

22 Crosby Drive Bedford, Massachusetts	01730 (Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (781) 897-2500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Effective August 31, 2011, Diane Albano resigned from her position as our Executive Vice President of Global Sales and Client Management.
     We have commenced a search to identify a successor to Ms. Albano. In the interim, James Milton, our President and Chief Executive Officer, will oversee our sales organization.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of September 2, 2011.

SOUNDBITE COMMUNICATIONS, INC.
By:	/s/ Robert C. Leahy
Robert C. Leahy, Chief Operating Officer and Chief Financial Officer